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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         APRIL 3, 2001
                                                --------------------------------


                               SCHULER HOMES, INC.
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             (Exact name of registrant as specified in its charter)




       DELAWARE                        0-32461                 99-0351900
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(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                 Number)              Identification No.)


828 FORT STREET MALL, FOURTH FLOOR, HONOLULU, HAWAII              96813
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (808) 521-5661
                                                  ------------------------------


                             SCHULER HOLDINGS, INC.
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          (Former name or former address if changed since last report)



Exhibit Index located on page 5.


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ITEM 5.  OTHER EVENTS.

         On April 3, 2001, Schuler Homes, Inc. (formerly known as Schuler Holdings, Inc.) (the "Company") closed the reorganization transaction pursuant to the Agreement and Plan of Reorganization, dated as of September 12, 2000, as amended January 15, 2001 (the "Reorganization Agreement"), by and among Schuler Residential, Inc., a Delaware corporation (formerly known as Schuler Homes, Inc.) ("Schuler Residential"), Apollo Real Estate Investment Fund, L.P., a Delaware limited partnership ("Apollo"), Blackacre WPH, LLC, a Delaware limited liability company ("Blackacre"), Highridge Pacific Housing Investors, L.P., a California limited partnership ("Highridge"), AP WP Partners, L.P., a Delaware limited partnership ("APWP"), AP Western GP Corporation, a Delaware corporation ("AP Western"), AP LHI, Inc., a California corporation ("APLHI"), and Lamco Housing, Inc., a California corporation ("Lamco" and, together with Apollo, Blackacre, Highridge, APWP, AP Western and APLHI, the "WP Partners"), whereby Schuler Residential and the WP Partners combined the business operations of Schuler Residential and the entities owned by the WP Partners ("Western Pacific Housing").

         In connection with the reorganization, the Company formed Schuler Reorganization Sub, a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"). On April 2, 2001, Merger Sub was merged with and into Schuler Residential. The separate corporate existence of Merger Sub ceased and Schuler Residential continues as the surviving corporation of the merger and a wholly-owned subsidiary of the Company. Existing shares of Schuler Residential common stock (approximately 20.1 million shares in the aggregate) were automatically converted into shares of the Company's Class A common stock on a 1-to-1 basis. On April 3, 2001, the WP Partners transferred their partnership interests, membership interests and the stock or other ownership interests they own in Western Pacific Housing to the Company in exchange for approximately 20.1 million shares of the Company's Class B common stock, which was issued to the WP Partners and Greenwood Properties Corp., an affiliate of one of Western Pacific Housing's lenders. Each share of Class B common stock is convertible into one share of Class A common Stock.

         Pursuant to the reorganization, the Company changed its name to "Schuler Homes, Inc." and Schuler Homes, Inc. changed its name to "Schuler Residential, Inc."


                                       2
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

Number            Description
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Exhibit 99.1      Press Release dated April 3, 2001.


                                       3
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SCHULER HOMES, INC.



                                         By:         /s/ Pamela S. Jones
                                            ------------------------------------
                                                      Pamela S. Jones,
                                                Executive Vice President and
                                                  Chief Investment Officer

Dated:  April 4, 2001


                                       4
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                                  EXHIBIT INDEX



Number            Description
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Exhibit 99.1      Press Release dated April 3, 2001.


                                       5